Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, each of the undersigned officers of Goldman Sachs Hedge Fund Strategies LLC, hereby certify that Hedge Fund Managers (Diversified) LLC’s (the “Company”) Form 10-Q for the period ended March 31, 2013 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ KENT A. CLARK
Name: Kent A. Clark Title: Chief Investment Officer, Managing Director

/s/ HELEN A. CROWLEY
Name: Helen A. Crowley
Title: Chief Financial Officer, Managing Director

Date: May 14, 2013

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.